The
Corporate
Fund
Accumulation
Program,
Inc.






Annual Report
December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011

To Our Shareholders:


For the year ended December 31, 1995, The Corporate Fund
Accumulation Program, Inc. provided a total investment return of +20.05%, based on a change in per share net asset value from $19.14 to $21.59, and assuming reinvestment of $1.282 per share income dividends.

For the six-month period ended December 31, 1995, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +7.01%, based on a change in per share net asset value from $20.85 to $21.59, and assuming reinvestment of $0.693 per share income dividends.


The Environment
The direction of the US economy changed during the six months ended December 31, 1995. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained, and that US economic growth slowed as 1995 drew to a close.

A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

Fiscal Year in Review
In 1995, the bond market experienced one of its strongest rallies in several years as the domestic economy showed a significant deceleration from the pace experienced in 1994. Economic data released during the period reinforced the perception that the economy had achieved a soft landing, thus growth was slowed without a corresponding increase in inflationary pressures. Yields dropped through the first six months of the year and then began to rise slightly in July 1995 because investors feared that lower interest rates would begin to overly stimulate the economy. However, inflation remained contained because of the absence of significant price pressures. The Federal Reserve Board began to ease short-term interest rates in July and cut interest rates again in December. Real wage growth, the key factor that determines the economy's core interest rate of inflation, was particularly subdued.

During the periods when the market rallied--from January 1995 through June 1995--we extended the average portfolio maturity of the Program from 8.8 years to 11.2 years. This enabled us to capture the comparatively larger price increases which occurred at the longer end of the yield curve. We shortened the average portfolio maturity to 10.7 years in July and then lengthened it to 11 years in December 1995. The percentage of Treasury securities was decreased from 12% of net assets to 10% as we traded into corporate issues to improve the Program's total return. During the summer months, when the market sold off, we built up our cash position which protected the Program from the adverse effects of lower bond prices. We invested in the bonds of industrial companies which did well and avoided those of utilities, which performed poorly. These strategies had a net positive impact on total investment return for the Program's fiscal year.


In Conclusion
We appreciate your ongoing interest in The Corporate Fund
Accumulation Program, Inc., and we look forward to sharing our investment strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager



January 29, 1996

The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in The
Corporate Fund Accumulation Program, Inc. compared to growth of an investment in the ML C0A0 Corporate Master Bond Index.
Beginning and ending values are:

                                           12/85          12/95

The Corporate Fund Accumulation
Program, Inc.*++                          $10,000        $23,318

ML C0A0 Corporate Master Bond Index++++   $10,000        $27,148


[FN]
   *Assuming transaction costs and other operating expenses,
    including advisory fees.
  ++The Corporate Fund Accumulation Program, Inc. invests in long- and intermediate-term fixed-interest bearing debt obligations issues primarily by corporations.
++++This unmanaged Index is comprised of all industrial bonds rated
    BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.




The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                              December 31, 1995
                S&P    Moody's       Face                                                                       Value
Industry       Rating   Rating      Amount            Issue                                       Cost        (Note 1a)
                                             US Government Obligations

US Government                                US Treasury Bonds:
Obligations--    AAA    Aaa     $2,000,000    8.875% due 8/15/2017                            $ 2,278,060    $ 2,678,740
10.1%            AAA    Aaa      3,000,000    7.625% due 2/15/2025                              3,529,967      3,668,430
                                             US Treasury Notes:
                 AAA    Aaa      1,000,000    7.875% due 8/15/2001                              1,094,626      1,116,870
                 AAA    Aaa      1,000,000    7.25% due 5/15/2004                               1,037,505      1,110,000

                                             Total US Government Obligations--10.1%             7,940,158      8,574,040

                                             Corporate Bonds & Notes

Banks &          A      A2       2,000,000   BankAmerica Corp., 7.125% due 5/12/2005            1,972,812      2,117,340
Thrifts--9.1%    A      A2       1,000,000   Citicorp., 8.80% due 2/01/2000                     1,000,000      1,032,350
                 A      A2       1,000,000   NationsBank Corporation, 7.50% due 2/15/1997         999,505      1,020,620
                 A+     A1       2,000,000   Norwest Corp., 6.625% due 3/15/2003                2,010,989      2,051,500
                                             Wachovia Bank:
                 AA+    Aa2      1,000,000    6.55% due 6/09/1997                                 999,646      1,016,290
                 AA+    Aa2        500,000    6.80% due 6/01/2005                                 492,358        522,030
                                                                                              -----------    -----------
                                                                                                7,475,310      7,760,130

Financial                                    Chrysler Finance Corporation:
Services--       A-     A3       1,000,000    7.13% due 9/30/1996                                 993,810      1,010,680
Captive--4.3%    A-     A3       1,000,000    10.95% due 8/01/2017                              1,099,897      1,122,080
                                             General Motors Acceptance Corp.:
                 BBB+   A3       1,000,000    6.625% due 10/01/2002                               998,259      1,027,440
                 BBB+   A3         500,000    7.40% due 9/01/2025                                 496,010        533,460
                                                                                              -----------    -----------
                                                                                                3,587,976      3,693,660

Financial        A+     A1       1,000,000   American General Finance Corp.,
Services--                                   7.70% due 11/15/1997                                 992,908      1,035,340
Consumer--       AA-    Aa3      1,000,000   Associates Corp. of North America, 5.25%
8.3%                                         due 9/01/1998                                        973,614        991,200
                 A      A2       2,000,000   Beneficial Corp., 5.41% due 10/14/1997             2,000,000      1,990,918
                 A+     Aa3      2,000,000   CIT Group Holdings, Inc., 5.7875% due
                                             2/28/1997                                          1,999,414      2,004,060
                 A+     A2       1,000,000   Transamerica Finance Corp., 6.80%
                                             due 3/15/1999                                        999,825      1,030,810
                                                                                              -----------    -----------
                                                                                                6,965,761      7,052,328

Financial        A      A2         500,000   Bear Stearns Companies, Inc., 6.70% due
Services--                                   8/01/2003                                            456,549        505,145
Other--9.8%                                  Dean Witter, Discover & Co.:
                 A      A2       2,000,000    6.75% due 8/15/2000                               1,993,017      2,070,600
                 A      A2       1,000,000    6.50% due 11/01/2005                                990,294      1,010,400
                 AAA    Aaa      1,000,000   General Electric Capital Corp., 14%
                                             due 7/01/1996                                      1,036,357      1,040,570
                 A+     A1       1,500,000   Morgan Stanley Group, Inc., 7% due
                                             10/01/2013                                         1,302,385      1,515,330
                 BBB+   Baa1     1,000,000   PaineWebber Group Inc., 8.875% due 3/15/2005         996,252      1,138,200
                 A+     A2       1,000,000   Travelers Corp. (The), 7.875% due 5/15/2025          999,432      1,119,450
                                                                                              -----------    -----------
                                                                                                7,774,286      8,399,695

The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                  December 31, 1995
                S&P    Moody's       Face                                                                       Value
Industry       Rating   Rating      Amount            Issue                                       Cost        (Note 1a)
                                             Corporate Bonds & Notes (continued)

Foreign*--11.8%  A+     Aa2     $1,000,000   ABN AMRO Bank, N.V., 7.25% due 5/31/2005 (b)     $   999,199    $ 1,073,580
                 AA-    A1       2,000,000   Aegon N.V., 8% due 8/15/2006 (b)                   2,009,019      2,264,320
                 BBB+   A3       1,000,000   Bangkok Bank Public Company Ltd., 7.25%
                                             due 9/15/2005 (b)++                                  991,164      1,037,590
                 A+     A2       1,500,000   CRA Finance Ltd., 6.50% due 12/01/2003 (c)         1,354,359      1,520,730
                 A+     A2       1,000,000   Pohang Iron & Steel Industries, 7.375%
                                             due 5/15/2005 (d)                                  1,017,420      1,062,390
                 A+     A2         500,000   Province of Quebec, 8.80% due 4/15/2003 (a)          564,177        572,505
                 AA     A1       1,000,000   Republic of Italy, 6.875% due 9/27/2023 (a)          973,867        976,550
                 A      A2       1,500,000   Western Mining, 7.25% due 11/15/2013 (c)           1,519,509      1,585,365
                                                                                              -----------    -----------
                                                                                                9,428,714     10,093,030

Industrial--     A-     A2       1,500,000   American Home Products Corporation, 7.90%
Consumer                                     due 2/15/2005                                      1,497,328      1,687,110
Goods--15.4%     A+     A1       2,000,000   Bass America, Inc., 6.625% due 3/01/2003           1,908,663      2,063,000
                 A+     A2       1,000,000   Grand Metropolitan Investment Corp., 8.625%
                                             due 8/15/2001                                      1,020,379      1,127,530
                 AAA    Aaa      2,000,000   Johnson & Johnson Co., 8.72% due 11/01/2024        2,018,987      2,325,460
                 A      A2       1,125,000   May Department Stores Company (The),
                                             10.625% due 11/01/2010                             1,351,857      1,558,879
                                             Philip Morris Companies, Inc.:
                 A      A2       1,000,000    9% due 1/01/2001                                  1,017,911      1,125,980
                 A      A2       2,000,000    7.25% due 1/15/2003                               1,884,277      2,113,200
                 A      A2       1,000,000   Weyerhaeuser Co., 7.95% due 3/15/2025                989,328      1,162,360
                                                                                              -----------    -----------
                                                                                               11,688,730     13,163,519

Industrial--     AA-    A1       1,000,000   BP America Inc., 8.50% due 4/15/2001               1,039,167      1,120,110
Energy--2.5%     A+     A1       1,000,000   Petroliam Nasional Berhad, 6.875% due
                                             7/01/2003++                                          989,445      1,037,270
                                                                                              -----------    -----------
                                                                                                2,028,612      2,157,380

Industrial--     A      A3         500,000   ALCO Standard Corporation, 6.75% due 12/01/2025      492,413        495,126
Other--6.0%      AA-    Aa2      1,000,000   Archer-Daniels-Midland Co., 8.125%
                                             due 6/01/2012                                      1,118,050      1,149,400
                                             Ford Capital B.V.:
                 A+     A2       1,000,000    7.75% due 3/15/2005                                 999,159      1,101,790
                 A+     A1       1,000,000    9.50% due 6/01/2010                               1,104,098      1,245,000
                 BBB+   A3       1,000,000   Phillips Electronics N.V., 7.75% due 5/15/2025       996,680      1,110,990
                                                                                              -----------    -----------
                                                                                                4,710,400      5,102,306

Supranational--  AAA    Aaa      2,000,000   International Bank for Reconstruction &
3.2%                                         Development, 12.375% due 10/15/2002                2,015,598      2,726,860

Transportation--                             Southwest Airlines Co.:
3.3%             A-     Baa1     1,500,000    9.40% due 7/01/2001                               1,732,595      1,725,075
                 A-     Baa1     1,000,000    7.875% due 9/01/2007                                994,232      1,089,000
                                                                                              -----------    -----------
                                                                                                2,726,827      2,814,075



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                  December 31, 1995

                S&P    Moody's       Face                                                                       Value
Industry       Rating   Rating      Amount            Issue                                       Cost        (Note 1a)
                                             Corporate Bonds & Notes (concluded)

Utilities--      AA     Aa3     $1,000,000   AT&T Corp., 8.35% due 1/15/2025                  $   982,828    $ 1,143,950
Communica-       BBB+   Baa1       500,000   GTE Corporation, 9.10% due 6/01/2003                 555,269        581,355
tions--4.4%      A+     A1       2,000,000   Southwestern Bell Telecommunications, Inc.,
                                             6.125% due 3/01/2000                               2,006,454      2,031,180
                                                                                              -----------    -----------
                                                                                                3,544,551      3,756,485

Utilities--      A      A2       3,000,000   Georgia Power Co., 6.125% due 9/01/1999            2,978,759      3,032,670
Electric--4.9%   A      A2       1,000,000   Virginia Electric & Power Co., 8.625%
                                             due 10/01/2024                                       981,487      1,166,162
                                                                                              -----------    -----------
                                                                                                3,960,246      4,198,832

Utilities--      AA-    A1       2,000,000   Consolidated Natural Gas Co., 8.75%
Gas--2.6%                                    due 6/01/1999                                      2,090,542      2,181,160

                                             Total Corporate Bonds & Notes--85.6%              67,997,553     73,099,460

                                             Short-Term Securities

Repurchase                       2,338,000   Morgan Stanley &Co., Inc., purchased on
Agreements**--2.7%                           12/29/1995 to yield 5.87% to 1/02/1996             2,338,000     2,338,000

                                             Total Short-Term Securities--2.7%                  2,338,000      2,338,000

                                             Total Investments--98.4%                         $78,275,711     84,011,500
                                                                                              ===========

                                             Other Assets Less Liabilities--1.6%                               1,390,650
                                                                                                             -----------
                                             Net Assets--100.0%                                              $85,402,150
                                                                                                             ===========

 *Corresponding industry groups for foreign bonds which are
  denominated in US dollars:
   (a) Government entity.
   (b) Financial institution.
   (c) Industrial; mining.
   (d) Industrial; steel.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.
++Restricted securities. The value of the Program's investment in restricted securities was approximately $2,075,000, representing 2.4% of net assets.

                                                              Acquisition                      Value
Issue                                                            Date             Cost       (Note 1a)
Bangkok Bank Public Company Ltd., 7.25% due 9/15/2005          9/27/1995       $  991,164   $1,037,590
Petroliam Nasional Berhad, 6.875% due 7/01/2003                7/28/1995          989,445    1,037,270

Total                                                                          $1,980,609   $2,074,860
                                                                               ==========   ==========



Ratings of issues shown have not been audited by Deloitte &Touche LLP.

See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1995
Assets:
Investments, at value (identified cost--$78,275,711) (Note 1a)                                              $ 84,011,500
Cash                                                                                                              40,420
Receivables:
  Interest                                                                                 $  1,532,093
  Capital shares sold                                                                               816        1,532,909
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                              57,127
                                                                                                            ------------
Total assets                                                                                                  85,641,956
                                                                                                            ------------
Liabilities:
Payables:
  Dividends to shareholders (Note 1e)                                                           100,365
  Investment adviser (Note 2)                                                                    33,587
  Capital shares redeemed                                                                        29,729          163,681
                                                                                           ------------
Accrued expenses and other liabilities                                                                            76,125
                                                                                                            ------------
Total liabilities                                                                                                239,806
                                                                                                            ------------
Net Assets                                                                                                  $ 85,402,150
                                                                                                            ============
Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     39,553
Paid-in capital in excess of par                                                                              82,605,315
Undistributed investment income--net                                                                                 100
Accumulated realized capital losses on investments--net (Note 5)                                              (2,978,607)
Unrealized appreciation on investments--net                                                                    5,735,789
                                                                                                            ------------
Net Assets--Equivalent to $21.59 per share based on 3,955,359 shares outstanding                            $ 85,402,150
                                                                                                            ============

The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1995
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $  6,028,489

Expenses:
Investment advisory fees (Note 2)                                                          $    415,822
Transfer agent fees                                                                             214,827
Printing and shareholder reports                                                                 71,187
Registration fees (Note 1d)                                                                      40,797
Professional fees                                                                                37,332
Accounting services (Note 2)                                                                     26,942
Custodian fees                                                                                   17,769
Directors' fees and expenses                                                                     15,879
Pricing fees                                                                                      2,628
Other                                                                                               524
                                                                                           ------------
Total expenses                                                                                                   843,707
                                                                                                            ------------
Investment income--net                                                                                         5,184,782

Realized & Unrealized Gain on Investments--Net (Notes 1c & 3):
Realized gain on investments--net                                                                              1,240,812
Change in unrealized appreciation/depreciation on investments--net                                             8,819,279
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 15,244,873
                                                                                                            ============


See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             1995              1994
Operations:
Investment income--net                                                                     $  5,184,782     $  5,510,067
Realized gain (loss) on investments--net                                                      1,240,812       (4,218,614)
Change in unrealized appreciation/depreciation on investments--net                            8,819,279       (7,424,128)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              15,244,873       (6,132,675)
                                                                                           ------------     ------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (5,184,682)      (5,527,763)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (5,184,682)      (5,527,763)
                                                                                           ------------     ------------
Capital Share Transactions (Note 4):
Net decrease in net assets derived from capital share transactions                           (7,545,314)     (20,819,404)
                                                                                           ------------     ------------
Net Assets:
Total increase (decrease) in net assets                                                       2,514,877      (32,479,842)
Beginning of year                                                                            82,887,273      115,367,115
                                                                                           ------------     ------------
End of year*                                                                               $ 85,402,150     $ 82,887,273
                                                                                           ============     ============

*Undistributed investment income--net                                                      $        100     $         --
                                                                                           ============     ============

The Corporate Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1995        1994      1993      1992       1991
Per Share Operating Performance:
Net asset value, beginning of year                                    $  19.14   $  21.55  $  21.22  $  21.76   $  20.24
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.28       1.18      1.31      1.46       1.52
Realized and unrealized gain (loss) on investments--net                   2.45      (2.41)     1.24      (.03)      1.51
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          3.73     (1.23)      2.55      1.43       3.03
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
   Investment income--net                                                (1.28)     (1.18)    (1.29)    (1.47)     (1.51)
   Realized gain on investments--net                                        --         --      (.93)     (.50)        --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (1.28)    (1.18)     (2.22)    (1.97)     (1.51)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  21.59   $  19.14  $  21.55  $  21.22   $  21.76
                                                                      ========   ========  ========  ========   ========
Total Investment Return:
Based on net asset value per share                                      20.05%     (5.78%)   12.20%     6.86%     15.60%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                 1.01%      1.10%     1.08%     1.12%      1.16%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   6.23%      5.80%     5.74%     6.72%      7.25%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $ 85,402   $ 82,887  $115,367  $ 90,892   $ 82,663
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                        104%       122%      132%       65%        87%
                                                                      ========   ========  ========  ========   ========



See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $83 have been reclassified from paid-in capital in excess of par to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets. The Investment Advisory Agreement obligates FAM to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items) exceed 2.5% of the Program's first $30 million of average daily net assets, 2.0% in excess of $30 million but not exceeding $100 million of average daily net assets, and 1.5% of the average daily net assets in excess of $100 million. No fee payment will be made to FAM during any fiscal year which would cause such expenses to exceed the foregoing expense limitations applicable at the time of such payment.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Shearson Lehman Brothers Inc. (the
"Administrators") whereby the Administrators perform certain administrative duties on behalf of FAM.

The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets and have agreed to reimburse FAM for a portion of the reimbursement of expenses to the Program as described above, required to be made by FAM.

During the year ended December 31, 1995, the Program paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $2,290 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $82,752,466 and $88,055,810, respectively.

Net realized and unrealized gains as of December 31, 1995 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $1,240,812     $5,735,789
                                   ----------     ----------
Total                              $1,240,812     $5,735,789
                                   ==========     ==========

As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,735,789, of which $5,752,391 related to appreciated securities and $16,602 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $78,275,711.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 1995                     Shares        Amount

Shares sold                           691,078   $ 14,241,386
Shares issued to
shareholders in
reinvestment of dividends             236,055      4,837,718
                                 ------------   ------------
Total issued                          927,133     19,079,104
Shares redeemed                    (1,302,627)   (26,624,418)
                                 ------------   ------------
Net decrease                         (375,494)  $ (7,545,314)
                                 ============   ============

For the Year Ended                                  Dollar
December 31, 1994                     Shares        Amount

Shares sold                           941,678   $ 19,087,306
Shares issued to
shareholders in
reinvestment of dividends             276,909      5,541,513
                                 ------------   ------------
Total issued                        1,218,587     24,628,819
Shares redeemed                    (2,240,697)   (45,448,223)
                                 ------------   ------------
Net decrease                       (1,022,110)  $(20,819,404)
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1995, the Program had a net capital loss carryforward of approximately $2,978,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report

The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corpor-ate Fund Accumulation Program, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 2, 1996
</AUDIT-REPORT>



Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
N. John Hewitt--Senior Vice President
Donald C. Burke--Vice President
Jay C. Harbeck--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary


Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, New York 10286